Note 8 - Fair Value of Time Charters Acquired	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
8.	Fair Value of Time Charters Acquired

M/V “Maersk Noumea” was acquired on May 22, 2008 with an outstanding time charter terminating on August 2011 with a charter rate of $16,800 per day plus three one-year consecutive optional extensions at $18,735, $19,240 and $19,750 per day, respectively.  This charter rate was below the market rates for equivalent time charters prevailing at the time.  The present value of the below-market charter plus the optional periods was estimated by the Company at $9,597,438 and was recorded as a liability. This amount was amortized over the duration of the charter. For the year ended December 31, 2011, voyage revenue included $1,318,211, as amortization of the below-market rate charter for M/V “Maersk Noumea”. There was no remaining unamortized below market rate charter as of December 31, 2012 and 2013.